July 10, 1996


Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington  D.C.   20549


                    Re:  Equivantage Home Equity Loan Trust
1996-2
                         (File #33-99364)

Dear Sirs:

     Enclosed herewith for filing on behalf of the trust fund ( the "Trust") created pursuant to a Trust Agreement date as of May 23, 1996 (the "Trust Agreement") among
Equivantage Acceptance Corp., as issuer (the "Issuer"),
Equivantage Acceptance Corp. as servicer (the "Servicer") and Norwest Bank Minnesota, N.A., as trustee ( the
"Trustee"), are exhibits, of a current Report on Form 8-K
(the "Report").

     The Trust consists of conventional fixed-rate mortgage
loans representing four classes of beneficial interests
therein.  The certificates relating to four of such classes
as registered under the Securities Act of 1933, as amended,
by a Registration Statement on form S-11 (File No. 33-
99364).   As a result, the Trust is subject to the filing
requirements in a manner substantially in accordance with the procedures outlined in numerous no-action letters already inssued by the staff with respect to substantially similar trusts (see, for example, Nissan Motor Acceptance
Corp. (August 29,1986) and Security Pacific National Bank
(July 1,1987)), for the same reasons as discussed in such letters. In particular:

     1. The Trust has already filed, within 15 days of its formation, a Current Report on Form 8-K containing detailed information about its mortgage pool.


     2. The Trust will file, promptly after each Distribution Date (as defined in the Trust Agreement), a Current Report on Form 8-K in substantially the form enclosed herewith ,including as exhibits thereto the applicable Distribution Date reports. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 , or 5 of Part II of Form 10-Q.

     3. The Trust will file a Current Report on Form 8-K within 15 days after the occurrence of any event described under Item 2,3,4 of 5 thereof, responding to the requirements of the applicable Item.

     4. Within 90 days after the end of each fiscal year, the Trust will file an annual report on Form 10-K which responds to Items 2, 3, and 4 of Part I, Items 5 and 9 of
Part II,  Items 12  and 13 of  Part III and Item 14  of
Part IV thereof, and include as exhibits thereto certain information form the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required the Trust Agreement, in the manner described in the applicable no-action letters.

          The Trust will follow the above procedures except
for any fiscal year as to which its reporting obligations
under Section 15(d) of the Exchange Act have been suspended
pursuant to such Section.   In such event, the Trust will
file a Form 15 as required under  rule 15d 6.

          We have been advised by representatives of the
Office of the Chief Counsel of the Division of Corporation
Finance that following the above procedures would be
acceptable.   We assume that the Staff will promptly inform
us if our understanding is incorrect.   Please direct any
questions or comments concerning the foregoing to Michael
Knopf, of Dewey Ballantine, counsel to the Depositor at
(212) 259-6768 or, in his absence, Barry Schwartz of Norwest Bank Minnesota, N.A. at (410) 884-2115.



                                        Very  truly yours,



                                        Patrick G. Benz
                                        Tax Accountant


             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549


                 ___________________________

                          FORM 8-K

                       CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15 (d) OF THE

               SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported)  June 25,
                            1996

          Equivantage Home Equity Loan Trust 1996-2
   (Exact name of registrant as specified in its charter)

New York                               33-99364
Applied For
(State or other jurisdiction       (Commission
(IRS Employer
of incorporation or           File Number)
Identification
organization)                                     Number)


c/o Equivantage Acceptance Corp.
Attention: John Smith
13111 Northwest Freeway
Houston, Texas                          _______77040_____
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number including area code      (713)
895-1957


          Equivantage Home Equity Loan Trust 1996-2
                          Form 8-K
                            INDEX


                                             Page Number

     Item 5.        Other Events
3

     Item 7.        Financial Statements and Exhibits
3

SIGNATURES                                        4

INDEX OF EXHIBITS                                 5






ITEM 5. OTHER EVENTS

The Equivantage Home Equity Loan Trust 1996-2 makes monthly remittances to security holders. The latest remittance was made June 25, 1996. We have furnished a monthly remittance statement delivered to the trustee with security holder payment instructions.


Monthly Remittance
Statement...................................................
 ......Exhibit 21.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits

     21.1 Monthly Remittance Statement dated as of June 25,
1996.





                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         Equivantage Home Equity Loan Trust
1996-2
                         (Registrant)

                         By:  Equivantage Acceptance Corp
                              (as Sponsor)


                         Name:     John E. Smith

                         Title:    President



                      INDEX OF EXHIBITS


                                        Page of Sequentially
                                        Numbered Pages


21.1 Monthly Remittance Statement dated                6-14
     as of June 25, 1996.


EXHIBIT 21.1                  PAGE 6

                                              EquiVantage
Home Equity Loan Trust, Series 1996-02
Norwest Bank Minnesota, N.A.
Contact:                         Sandro Bonacci
Securities Administration Services
Reporting   Month:           May 1996
Phone:                           (410) 884-2080
11000 Broken Land Parkway
Distribution Date:      June 25, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800




EquiVantage Home Equity Loan Trust, Series 1996-02
Norwest Bank Minnesota, N.A.
Contact:                         Sandro Bonacci
Securities Administration Services
Reporting   Month:           May 1996
Phone:                           (410) 884-2080
11000 Broken Land Parkway
Distribution Date:      June 25, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Series Structure Summary


Aggregate Realized                             Aggregate
Ending
         Class
Original Principal                     Losses Principal
Aggregate Interest      Undistributed      Principal
Class    Description    Principal Type   Interest Type
Balance Pass Through Rate  Balance Reduction
Shortfall          Principal         Factor
____________________________________________________________
____________________________________________________________
_______________________________________________
A-1      Senior         Sequential Pay   Fixed
38,868,000.00       6.72500000%               0.00
0.00               0.00   0.9634844602
A-2      Senior         Sequential Pay   Fixed
30,620,000.00       7.07500000%               0.00
0.00               0.00   1.0000000000
A-3      Senior         Sequential Pay   Fixed
15,083,000.00       7.47500000%               0.00
0.00               0.00   1.0000000000
A-4      Senior         Sequential Pay   Fixed
15,429,000.00       8.05000000%               0.00
0.00               0.00   1.0000000000
SUB.     Subordinate    Support          Accretion
709,671.63     349.21840260%               0.00
0.00               0.00   1.2910153249
R        Residual       Residual         Residual
0.00       0.00000000%               0.00               0.00
0.00   0.0000000000
____________________________________________________________
____________________________________________________________
_______________________________________________
Totals
100,709,671.63                                 0.00
0.00               0.00   0.9879578529




































Report  1
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EXHIBIT 21.1                  PAGE 7
                                             EquiVantage
Home Equity Loan Trust, Series 1996-02
Norwest Bank Minnesota, N.A.
Contact:                         Sandro Bonacci
Securities Administration Services
Reporting   Month:           May 1996                Phone:
(410) 884-2080
11000 Broken Land Parkway
Distribution Date:      June 25, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Class Distribution Summary


Beginning
Principal             Ending
                              Pass Through
Principal     Total Interest    Total Principal
Balance          Principal              Total
Class      Record Date                Rate
Balance       Distribution       Distribution
Reduction            Balance       Distribution
____________________________________________________________
____________________________________________________________
____________________________________
A-1        05/31/1996          6.72500000%
38,868,000.00         217,822.75       1,419,286.00
0.00      37,448,714.00       1,637,108.75
A-2        05/31/1996          7.07500000%
30,620,000.00         180,530.42               0.00
0.00      30,620,000.00         180,530.42
A-3        05/31/1996          7.47500000%
15,083,000.00          93,954.52               0.00
0.00      15,083,000.00          93,954.52
A-4        05/31/1996          8.05000000%
15,429,000.00         103,502.88               0.00
0.00      15,429,000.00         103,502.88
SUB.       05/31/1996        349.21840260%
709,671.63               0.00               0.00
0.01         916,196.95               0.00
R          05/31/1996          0.00000000%
0.00               0.00               0.00
0.00               0.00               0.00
____________________________________________________________
____________________________________________________________
____________________________________
Totals
100,709,671.63         595,810.57       1,419,286.00
0.01      99,496,910.95       2,015,096.57




































Report  2
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EXHIBIT 21.1                  PAGE 8
                                         EquiVantage Home
Equity Loan Trust, Series 1996-02
Norwest Bank Minnesota, N.A.
Contact:                         Sandro Bonacci
Securities Administration Services              Reporting
Month:           May 1996             Phone:
(410) 884-2080
11000 Broken Land Parkway                       Distribution
Date:      June 25, 1996             InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800

                                          Class Distribution
Per 1,000 of Original Balance


Total Other
                                                       Total
Interest       Scheduled       Principal Total Principal
Principal          Ending

Distribution       Principal    Distribution    Distribution
Balance       Principal
Class            Cusip               Original Balance
Factor          Factor          Factor          Factor
Reduction          Factor
____________________________________________________________
____________________________________________________________
_____________________________
A-1              29476YAG4              38,868,000.00
5.60416667      2.01451683     29.18751775     36.51553978
0.00000000    0.9634844602
A-2              29476YAH2              30,620,000.00
5.89583344      0.00000000      0.00000000      0.00000000
0.00000000    1.0000000000
A-3              29476YAJ8              15,083,000.00
6.22916661      0.00000000      0.00000000      0.00000000
0.00000000    1.0000000000
A-4              29476YAK5              15,429,000.00
6.70833366      0.00000000      0.00000000      0.00000000
0.00000000    1.0000000000
SUB.             N/A                       709,671.63
0.00000000      0.00000000      0.00000000      0.00000000
0.00001409    1.2910153249
R                N/A                             0.00
N/A             N/A             N/A             N/A
N/A             N/A
____________________________________________________________
____________________________________________________________
_____________________________
Totals                                 100,709,671.63
0.9879578529



Report  3
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Page  1 of  1

EXHIBIT 21.1                  PAGE 9

                                                 EquiVantage
Home Equity Loan Trust, Series 1996-02
Norwest Bank Minnesota, N.A.
Contact:                         Sandro Bonacci
Securities Administration Services
Reporting   Month:           May 1996
Phone:                           (410) 884-2080
11000 Broken Land Parkway
Distribution Date:      June 25, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Class Principal Distribution

                   Beginning
Principal           Ending          Current
                   Principal        Scheduled
Unscheduled                             Other  Total
Principal          Balance        Principal    Undistributed
Class                Balance        Principal
Principal        Accretion        Principal     Distribution
Reduction*          Balance        Principal
____________________________________________________________
____________________________________________________________
____________________________________________
A-1            38,868,000.00        78,300.24
1,134,460.44       206,525.32             0.00
1,419,286.00             0.00    37,448,714.00
0.00
A-2            30,620,000.00             0.00
0.00             0.00             0.00             0.00
0.00    30,620,000.00             0.00
A-3            15,083,000.00             0.00
0.00             0.00             0.00             0.00
0.00    15,083,000.00             0.00
A-4            15,429,000.00             0.00
0.00             0.00             0.00             0.00
0.00    15,429,000.00             0.00
SUB.              709,671.63             0.00
0.00     (206,525.33)             0.00             0.00
0.01       916,196.95             0.00
R                       0.00             0.00
0.00             0.00             0.00             0.00
0.00             0.00             0.00
____________________________________________________________
____________________________________________________________
____________________________________________
Totals        100,709,671.63        78,300.24
1,134,460.44           (0.01)             0.00
1,419,286.00             0.01    99,496,910.95
0.00


*Principal Balance Reduction

Realized Losses Principal Balance Reduction
0.01
Negative Amortization Principal Balance Reduction
0.00
Other
0.00









Report  4
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EXHIBIT 21.1                  PAGE 10
                                                 EquiVantage
Home Equity Loan Trust, Series 1996-02
Norwest Bank Minnesota, N.A.
Contact:                         Sandro Bonacci
Securities Administration Services
Reporting   Month:           May 1996
Phone:                           (410) 884-2080
11000 Broken Land Parkway
Distribution Date:      June 25, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Class Interest Distribution

                                     Beginning
Negative                            Ending
                                    Principal/
Interest                                       Amortization
Principal/
                                      Notional
Interest       Shortfall/                             Other
Interest   Total Interest         Notional
Class       Pass-Through Rate          Balance
Accrual       (Recovery)        Accretion         Interest
Reduction     Distribution          Balance
____________________________________________________________
____________________________________________________________
_____________________________________________
A-1               6.72500000%    38,868,000.00
217,822.75             0.00             0.00
0.00             0.00       217,822.75    37,448,714.00
A-2               7.07500000%    30,620,000.00
180,530.42             0.00             0.00
0.00             0.00       180,530.42    30,620,000.00
A-3               7.47500000%    15,083,000.00
93,954.52             0.00             0.00             0.00
0.00        93,954.52    15,083,000.00
A-4               8.05000000%    15,429,000.00
103,502.88             0.00             0.00
0.00             0.00       103,502.88    15,429,000.00
SUB.            349.21840260%       709,671.63
206,525.33           (0.01)       206,525.33
(0.01)             0.00             0.00       916,196.95
R                 0.00000000%             0.00
0.00             0.00             0.00             0.00
0.00             0.00             0.00
____________________________________________________________
____________________________________________________________
_____________________________________________
Totals
802,335.90           (0.01)       206,525.33
(0.01)             0.00       595,810.57

















Report  5
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EXHIBIT 21.1                  PAGE 11


EquiVantage Home Equity Loan Trust, Series 1996-02
Norwest Bank Minnesota, N.A.
Contact:                         Sandro Bonacci
Securities Administration Services
Reporting   Month:           May 1996
Phone:                           (410) 884-2080
11000 Broken Land Parkway
Distribution Date:      June 25, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Fund Account Summary

____________________________________________________________
____________________________________________________________
______________________________________________________

Proceeds Account
   Beginning Balance
0.00

   DEPOSITS:
WITHDRAWALS:
    Interest Net of Servicing Fee                 819,049.19
Interest Payments                                595,810.57
    Scheduled Principal                            78,300.24
Scheduled Principal Payment                       78,300.24
    Other Principal                             1,134,460.44
Other Principal Payments                       1,340,985.76
    Negative Amortization                               0.00
Reserve Fund 1                                         0.00
    Deposits from Reserve Fund                          0.00
Fees and Expenses                                 16,713.30
    Gain/Loss Adjustment                                0.00
Other Withdrawals                                      0.00
    Other Deposits                                      0.00

   Total Deposit
2,031,809.87                Total Withdrawals
2,031,809.87


Ending Balance
(0.00)
____________________________________________________________
____________________________________________________________
______________________________________________________







Report  6
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EXHIBIT 21.1                  PAGE 12


EquiVantage Home Equity Loan Trust, Series 1996-02
Norwest Bank Minnesota, N.A.
Contact:                         Sandro Bonacci
Securities Administration Services
Reporting   Month:           May 1996
Phone:                           (410) 884-2080
11000 Broken Land Parkway
Distribution Date:      June 25, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Loss/Delinquency Detail

                  Current         Current         Current
Current           Total       Aggregate       Aggregate
Aggregate       Aggregate           Total
                    Fraud      Bankruptcy  Special Hazard
Credit         Current           Fraud      Bankruptcy
Special Hazard          Credit       Aggregate
Pool #             Losses          Losses          Losses
Losses          Losses          Losses          Losses
Losses          Losses          Losses
____________________________________________________________
____________________________________________________________
_________________________________________________

X                    0.00            0.00            0.00
0.00            0.00            0.00            0.00
0.00            0.00            0.00
____________________________________________________________
____________________________________________________________
_________________________________________________
Totals               0.00            0.00            0.00
0.00            0.00            0.00            0.00
0.00            0.00            0.00





____________________________________________________________
____________________________________________________________
________________________________________
             30  Days  Delinquent    60  Days  Delinquent
90  Days  Delinquent             Foreclosures
REO's                      Totals
               Number       Balance    Number       Balance
Number       Balance    Number       Balance    Number
Balance    Number            Balance
X                   8    572,365.85         0          0.00
0          0.00         0          0.00         0
0.00         8         572,365.85
____________________________________________________________
____________________________________________________________
________________________________________
Totals              8    572,365.85         0          0.00
0          0.00         0          0.00         0
0.00         8         572,365.85






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EXHIBIT 21.1                  PAGE 13

                                          EquiVantage Home
Equity Loan Trust, Series 1996-02
Norwest Bank Minnesota, N.A.
Contact:                         Sandro Bonacci
Securities Administration Services               Reporting
Month:           May 1996              Phone:
(410) 884-2080
11000 Broken Land Parkway
Distribution Date:      June 25, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Collateral Summary


Total|              Pool X

____________________________________________________________
_____________________________________________
Monthly P&I Constant
908,327.82|          908,327.82

|
Positive Amortization
78,300.24|           78,300.24
Negative Amortization
0.00|                0.00
Regular Curtailments
10,636.71|           10,636.71
Regular Curtailment Interest
0.00|                0.00
Prepaid Curtailments
0.00|                0.00
Prepaid Curtailment Interest
0.00|                0.00
Liquidations
1,123,823.73|        1,123,823.73
Principal Adjustments
0.00|                0.00
   Total Principal Trust Distribution
1,212,760.68|        1,212,760.68

|
Scheduled Interest
830,027.58|          830,027.58
Servicing Fee
10,978.39|           10,978.39
Master Servicing Fee
3,541.67|            3,541.67
Spread
0.00|                0.00
     Total Pass-Through Interest
802,335.89|          802,335.89

|
Beginning Balance
100,709,671.63|      100,709,671.63
Ending Balance
99,496,910.95|       99,496,910.95
Gross P&I Distribution
2,031,809.87|        2,031,809.87
Realized Losses/(Gains)
0.00|                0.00
Net P&I Trust Distribution
2,031,809.87|        2,031,809.87

|
Beginning Loan Count
1615|                1615
Number of Loan Payoffs
9|                   9
Ending Loan Count
1606|                1606

|
Weighted Average Maturity
483.0000000000|      483.0000000000
Weighted Average Gross Rate
9.890143416%|        9.890143416%
Weighted Average Net Rate
9.759331068%|        9.759331068%
Weighted Average Pass-Through Rate
9.560184756%|        9.560184756%
Weighted Average Margin
0.000000000%|        0.000000000%

|
Advances on Delinquencies
|
  Current Period Principal
0.00|                0.00
  Current Period Interest
601,445.25|          601,445.25

|

|







Report  8
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 EXHIBIT 21.1                 PAGE 14
                                                EquiVantage
Home Equity Loan Trust, Series 1996-02
Norwest Bank Minnesota, N.A.
Contact:                         Sandro Bonacci
Securities Administration Services
Reporting   Month:           May 1996
Phone:                           (410) 884-2080
11000 Broken Land Parkway
Distribution Date:      June 25, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Credit Enhancement Summary


Initial         Current         Current
Current         Current            Current

Coverage          Period          Period      Cumulative
Coverage        Coverage               Pool
Type/Purpose
Amount          Losses       Additions          Losses
Percentage          Amount            Balance
____________________________________________________________
____________________________________________________________
___________________________________________
Subordination
709,671.63            0.01            0.00            0.00
0.92082954%      916,196.95      99,496,910.95





                             Principal
                          Distribution
Scheduled   Unscheduled
                                Amount    Percentage
Payment       Payment

___________________________________________________________
Senior                    1,212,760.68 100.00000000%
100.00000000% 100.00000000%
Subordinate                       0.00   0.00000000%
0.00000000%   0.00000000%
































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